UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                October 26, 2006
                                ----------------

                             Kronos Worldwide, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                        1-31763                    76-0294959
-------------------             ------------------           -----------------
  (State or other                 (Commission                  (IRS Employer
   jurisdiction of                 File Number)                Identification
   incorporation)                                                 No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas             75240-2697
----------------------------------------------           ------------
    (Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


              (Former name or former address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under
         the  Exchange  Act  (17  CFR 240.14d-2(b))

[   ]    Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under
         the  Exchange  Act  (17  CFR  240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on October 26, 2006, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01           Financial Statements and Exhibits.

         (c) Exhibits.

             Item No.           Exhibit Index
             ----------         ------------------------------------------------
             99.1               Press Release dated October 26, 2006 issued by
                                the registrant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KRONOS WORLDWIDE, INC.
                                                (Registrant)




                                                 By:    /s/ A. Andrew R. Louis
                                                       -------------------------
                                                       A. Andrew R. Louis
                                                       Secretary




Date:  October 26, 2006

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press Release dated October 26, 2006 issued by the registrant.